AMENDMENT

     Amendment dated as of February 25, 2014 (this “Amendment”) by and between Mineracao Batovi Ltda and Oconn Industries Corp.

W I T N E S S E T H

     WHEREAS, the parties desire to delete a certain provision of the Agreement dated as of February 10, 2014 (the “JV Agreement”; capitalized terms used herein not otherwise defined shall have the meanings given to such terms in the JV Agreement) on the terms and provisions contained in this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. Initial Payment. Mineracao Batovi agrees and acknowledges that Section 5(a)(i) of the JV Agreement shall be deleted in its entirety and have no force or effect.

2. Reference. On and after the date hereof, each reference in the JV

Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the JV Agreement in any other agreement, document or other instrument, shall mean, and be a reference to the JV Agreement, as amended by this Amendment.

     3. Counterparts. This Amendment may be executed in one or more counterparts and by facsimile or other electronic means and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     4. Captions. The captions used in this Amendment are intended for convenience of reference only, shall not constitute any part of this Amendment and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Amendment.

     5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, representatives and the permitted successors and assigns of the parties hereto.

     6. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws set forth in the JV Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment to the JV Agreement as of the date first written above.

MINERACAO BATOVI LTDA

By: ______________________

Name: José A[illegible] Duarte Ferraz

Title: Administrator

OCONN INDUSTRIES CORP

By: ______________________

Name: Robert T. Faber

Title: President & CEO

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